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                                                                    EXHIBIT 99.3



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, George E. Strickler, Executive Vice President and Chief Financial Officer of BorgWarner Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 21, 2003


                                            /s/ GEORGE E. STRICKLER
                                            ------------------------------------
                                            George E. Strickler
                                            Executive Vice President &
                                            Chief Financial Officer